UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	RSLS	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02                                           Termination of Material Definitive Agreement.

On October 18, 2019, ReShape Lifesciences Inc. (the “Company”) received the acknowledgment of Apollo Endosurgery, Inc. (“Apollo”) of the termination of the security interest granted by the Company to Apollo under the Security Agreement between the parties, dated December 17, 2018. Under the terms of the Security Agreement, the Company had granted Apollo a security interest in substantially all of the Company’s assets as security for the Company’s obligations to pay the cash purchase price in connection with the Company’s acquisition of substantially all of the assets related to Apollo’s Lap-Band product line. The security interest was automatically terminated as a result of the Company completing a Qualified Financing, as defined in the Security Agreement, in connection with the Company’s previously disclosed Securities Purchase Agreement, dated June 13, 2019, and Warrant Exercise Agreement, dated September 23, 2019.

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

On October 22, 2019, the Audit Committee of the Board of Directors of the Company appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017, and during the subsequent interim periods through October 22, 2019, neither the Company nor anyone on its behalf consulted with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a “disagreement” with its former auditors or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Barton P. Bandy
Barton P. Bandy
President and Chief Executive Officer

Date: October 24, 2019